                                                                   EXHIBIT 10.41

THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND MAY NOT BE TRANSFERRED UNTIL (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") SHALL HAVE BECOME EFFECTIVE WITH RESPECT THERETO OR (ii) RECEIPT BY THE ISSUER OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER TO THE EFFECT THAT REGISTRATION UNDER THE SECURITIES ACT IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER NOR IS SUCH TRANSFER IN VIOLATION OF ANY APPLICABLE STATE SECURITIES LAWS. THIS LEGEND SHALL BE ENDORSED UPON ANY NOTE ISSUED IN EXCHANGE FOR THIS NOTE.

                                                         Dated:  March ___, 1997

                           ACCUMED INTERNATIONAL, INC.

No.                                                                     $



                                    FORM OF
                        12% CONVERTIBLE PROMISSORY NOTE

         ACCUMED INTERNATIONAL, INC., a Delaware corporation (the "Company"), for value received, hereby promises to pay to ______ or registered assigns (the "Payee") on ________ __, 2000 (such date or such earlier date as the principal amount of this Note shall become due and payable pursuant to the terms hereof, the "Maturity Date") at the offices of the Company, 900 N. Franklin St., Suite 401, Chicago, IL 60610, the principal amount of ______ ($____), together with any accrued and unpaid interest at the rate of twelve percent (12%) per annum as set forth below, subject to the provisions of Section 1 herein, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts and in immediately available funds.

         This Note is issued in connection with a private placement of Units (the "Private Placement"), each Unit consisting of 12% Convertible Promissory Notes and warrants ("Warrants") to purchase Common Stock, $.01 par value, of the Company ("Common Stock") and pursuant to a Subscription Agreement, between the Company and the Payee (the "Subscription Agreement"), a copy of which agreement is available for inspection at the Company's principal office. This
Note is one of a series of Notes of the Company issued in the Private Placement, which, together with this Note, are herein referred to as the Notes. Notwithstanding any provision to the contrary contained herein, this Note is subject and entitled to certain terms, conditions, covenants and agreements contained in the Subscription Agreement. Any transferee or transferees of the Note, by their acceptance hereof, assume the obligations of the Payee in the Subscription Agreement with respect to the conditions and procedures for transfer of the Note. Reference to the Subscription Agreement shall in no way impair the absolute and unconditional obligation of the Company to pay both principal and interest hereon as provided herein.

         1.      Interest and Penalty Provisions

                 A. Interest shall be payable on the unpaid principal amount of this Note from the date hereof until such principal amount is repaid in full, semi-annually in arrears on August 15 and February 15 of each year until the Maturity Date, upon maturity (whether stated maturity, by acceleration or otherwise) upon any prepayment and after maturity, from such due date until paid in full (after as well as before judgment) such post-maturity interest to be payable on demand. All computations of the interest rate hereunder shall be made on the basis of a year of 365 days on the actual number of days (including the first day but excluding the last day) any such principal amount is outstanding.

                 B. In the event that the Company shall fail to file a registration statement ("Registration Statement") under the Securities Act relating to the registration of the shares of Common Stock issuable upon conversion of the Notes and the shares of Common Stock issuable upon exercise of the Warrants by May 31, 1997 (the "Registration Date") and use its best efforts to cause such Registration Statement to become effective, interest shall accrue and be payable on this Note at the rate of sixteen percent (16%) per annum, from and after the Registration Date until and including such date as the shares of Common Stock are registered under the Securities Act and the Conversion Price, as then in effect (as defined in Section 6(A)) shall be reduced by twenty percent (20%).

                 C. In the event that the Company defaults (beyond any applicable grace period) in the payment of the accrued interest on any of the Notes when and as the same shall become due and payable, whether by acceleration or otherwise, interest shall accrue and be payable on this Note at the rate of sixteen percent (16%) per annum, from and after the date in which such amount is first due until and including the date when such amount is actually collected by the holder of this Note and the Conversion Price, as then in effect (as defined in Section 6(A)) shall be reduced by twenty percent (20%).

                 D. In the event that the Company defaults in the payment of the principal on any of the Notes when and as the same shall become due and payable, whether by acceleration or otherwise, interest shall accrue and be payable on this Note at the rate of sixteen percent (16%) per annum, from and after the date in which such amount is first due until and including the date when such amount is actually collected by the holder of this Note and the Conversion Price, as then in effect (as defined in Section 6(A)) shall be reduced by twenty percent (20%).

                 E. In the event that the Company shall fail to obtain stockholder approval of an amendment to its Certificate of Incorporation increasing the Company's authorized shares of Common Stock to provide sufficient authorized shares of Common Stock to permit the Company to reserve for issuance out of its authorized Common Stock (in addition to shares of Common Stock reserved for issuance on the conversion and/or exercise of currently outstanding convertible securities, options and warrants) all shares of Common Stock issuable on the conversion and/or exercise of the Notes and Warrants issued in the Private Placement by May 31, 1997, commencing thirty days thereafter, this Note shall be due and payable upon written demand by the holder hereof at one hundred and fifty percent (150%) of the principal amount of this Note plus accrued and unpaid interest and the Conversion Price (as defined in Section 5(A)) shall be reduced by twenty percent (20%).

         2.      Prepayment

                 The principal amount of this Note may be prepaid by the Company, in whole or in part, without penalty, at any time or from time to time.

         3.      Covenants of Company

                 A. The Company covenants and agrees that, so long as this Note shall be outstanding, it will:

                 (i) Promptly pay and discharge all lawful taxes, assessments, and governmental charges or levies imposed upon the Company or upon its income and profits, or upon any of its property, before the same shall become in default, as well as all lawful claims for labor, materials and supplies which, if unpaid, might become a lien or charge upon such properties or any part thereof; provided, however, that the Company, if so required under generally accepted accounting principles, shall not be required to pay and discharge any such tax, assessment, charge, levy or claim so long as the validity thereof shall be contested in good faith by appropriate proceedings and the Company shall set aside on its books adequate reserves with respect to any such tax, assessment, charge, levy or claim so contested;

                 (ii) Do or cause to be done all things reasonably necessary to preserve and keep in full force and effect its corporate existence, rights and franchises and comply with all laws applicable to the Company, except where the failure to comply would not have a material adverse effect on the Company;

                 (iii) At all times reasonably maintain, preserve, protect and keep its property used in and material to the conduct of its business in good repair, working order and condition (ordinary wear and tear excluded), and from time to time make such repairs, renewals, replacements, betterments and improvements thereto as shall be reasonably required in the conduct of its business;

                 (iv) To the extent reasonably necessary for the operation of its business, keep adequately insured by all financially sound reputable insurers, all property of a character usually insured by similar corporations and carry such other insurance as is usually carried by similar corporations;

                 (v) At all times keep true and correct books, records and accounts; and

                 (vi) Except for $5,000,000 principal amount of bank debt and $500,000 principal amount of intercompany indebtedness and except for the incurrence of any indebtedness (including without limitation, the incurrence of any guarantee or contingent payment obligation with respect thereto) secured by a lien, mortgage or guarantee on the property (whether real or personal) or equipment of the Company and any refinancings or replacements thereto or trade debt incurred in the ordinary course of business, not incur any indebtedness whatsoever which indebtedness does not expressly provide that no payments will be made on such indebtedness (except for regularly scheduled interest payments) until payment in full of the principal amount and interest on the Notes and such indebtedness is otherwise wholly subordinated in right of payment to the indebtedness evidenced by the Notes.

         4.      Events of Default

                 A. This Note shall become and be due and payable upon written demand made by the holder hereof if one or more of the following events, herein called events of default, shall happen and be continuing:

                 (i) Default in the payment of the principal and accrued interest on any of the Notes when and as the same shall become due and payable, whether by acceleration or otherwise and, with respect to a default in the payment of accrued interest, such default shall continue uncured for five (5) days;

                 (ii) Default (beyond any applicable grace period) in the due observance or performance of any material covenant, condition or agreement on the part of the Company to be observed or performed pursuant to the terms hereof and such default shall continue uncured for thirty (30) days after written notice thereof, specifying such default, shall have been given to the Company by the holder of the Note;

                 (iii) Default (beyond any applicable grace period) in the payment of any outstanding indebtedness in excess of $500,000 principal amount or in the due observance or performance of any material covenant, condition or agreement on the part of the Company with respect to any outstanding indebtedness with the result that such outstanding indebtedness shall become due and payable prior to the due date otherwise specified therefor and such default shall continue uncured or such acceleration shall not be rescinded or annulled within thirty (30) days after written notice thereof to the Company from the holder of this Note;

                 (iv) Application for, or consent to, the appointment of a receiver, trustee or liquidator of the Company or of its property;

                 (v) Admission in writing of the Company's inability to pay its debts as they mature;

                 (vi) General assignment by the Company for the benefit of creditors;

                 (vii) Filing by the Company of a voluntary petition in bankruptcy or a petition or an answer seeking reorganization, or an arrangement with creditors;

                 (viii) Entering against the Company of a court order approving a petition filed against it under the Federal bankruptcy laws, which order shall not have been vacated or set aside or otherwise terminated within sixty (60) days;

                 (ix) The sale by the Company of substantially all of its assets unless, upon the consummation of the transaction, (1) the acquiring company is a corporation organized or existing under the laws of the United States, one of the states thereof or the District of Columbia and has the same or greater net worth as the Company, (2) the transaction does not otherwise result in a default under the Notes, (3) the acquiring company assumes in writing all of the obligations of the Company under the Notes and (4) the transaction does not impair the Company's or the acquiring company's ability to repay the Notes;

                 (x) The merger by the Company with or into another corporation, other than for purposes of changing domicile, where the Company is not the surviving corporation unless, upon the consummation of the transaction,
(1) the resulting or surviving company is a corporation organized or existing under the laws of the United States, one of the states thereof or the District of Columbia and has the same or greater net worth as the Company, (2) the transaction does not otherwise result in a default under the Notes, (3) the resulting or surviving company assumes in writing all of the obligations of the Company under the Notes and (4) the transaction does not impair the Company's or the resulting or surviving company's ability to repay the Notes;

                 (xi) A material breach of the Company's representations contained in the Subscription Agreement; or

                 (xii) The entry of a final judgment for the payment of money in excess of $500,000 by a court of competent jurisdiction against the Company, which judgment the Company shall not discharge (or provide for such discharge) in accordance with its terms within thirty (30) days of the date of entry thereof, or procure a stay of execution thereof within thirty (30) days from the date of entry thereof and, within such thirty (30) day period, or such longer period during which execution of such judgment shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal.

                 B. The Company agrees that notice of the occurrence of any event of default will be promptly given to the holder at his or her registered address by certified mail.

                 C. Subject to the provisions of 5(B) hereof, in case any one or more of the events of default specified above shall happen and be continuing, the holder of this Note may proceed to protect and enforce his rights by suit in the specific performance of any covenant or agreement contained in this Note or in aid of the exercise of any power granted in this Note or may proceed to enforce the payment of this Note or to enforce any other legal or equitable rights as such holder.

         5.      Amendments and Waivers

                 A. Subject to the provisions of 5(D) and (E) hereof, the covenants set forth in 2(A) hereof may be waived by the written consent of the holders of a majority in outstanding principal amount of the Notes.

                 B. Subject to the provisions of 5(D) and (E) hereof, the events of default set forth in clauses (i), (ii), (iii), (xi) and (xii) of 4(A) hereof may be waived by the written consent of the holders of a majority in outstanding principal amount of the Notes.

                 C. Subject to the provisions of 5(D) and (E) hereof, the penalty provisions set forth in Section 1(B), (C), (D) and (E) hereof may be waived by the written consent of the holders of a majority in outstanding principal amount of the Notes.

                 D. The Company may amend or supplement this Note with the written consent of the holders of a majority in outstanding principal amount of the Notes; provided, however, that without the consent of each Noteholder, no amendment, supplement or waiver may:

                          1. reduce the principal amount of Notes whose holders must consent to any amendment, supplement or waiver;

                          2. reduce the rate of interest or principal of the Note;

                          3. extend the maturity date of the Note or the time for payment of interest by more than one year from the respective date(s) set forth herein.

                 E. After any waiver, amendment or supplement under this section becomes effective, the Company shall mail to the holders of the Notes a notice briefly describing such waiver, amendment or supplement.

         6.      Conversion

                 A.       (i)     Subject to subsection (A)(ii) below,
commencing on the three month anniversary of the last closing of the Private Placement (the "Final Closing"), Payee may convert all, but not less than all, of the outstanding principal amount and accrued interest on this Note into shares of Common Stock of the Company. The initial conversion price is $3.125 per share, subject to adjustment upon the happening of certain events as provided in Section 6(C) below ("Conversion Price"). The number of shares to be issued upon the conversion of this Note shall be determined by dividing the principal amount and accrued interest to be converted by the Conversion Price in effect on the date of conversion. The Company will deliver a check for any fractional shares.

                          (ii)    Notwithstanding the foregoing subsection
(A)(i), this Note shall not be convertible until such as time as the Company shall have sufficient authorized shares of Common Stock (after taking into account all shares reserved for issuance on the conversion of convertible securities and the exercise of outstanding options and warrants, including the shares of Common Stock issuable on the exercise of the Warrants issued in connection with the Private Placement) to permit the issuance of the shares of Common Stock to be issued pursuant to the conversion of all of the Notes.

                 B. To convert this Note the Payee must (1) complete and sign the conversion notice attached hereto, (2) surrender the Note to the Company, (3) furnish appropriate endorsements and transfer documents if required and (4) pay any transfer or similar tax, if required.

                 C. The Conversion Price in effect at any time and the number and kind of securities purchasable upon the conversion of this Note shall be subject to adjustment from time to time upon the happening of certain events as follows:

                 (1) In case the Company shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Conversion Price by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action, and the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action. Such adjustment shall be made successively whenever any event listed above shall occur.

                 (2) In the case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company, or in the case of any consolidation or merger of the Company with or into another corporation or the conveyance of all or substantially all of the assets of the Company to another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon conversion of this Note), this Note shall thereafter be convertible at the Conversion Price in effect on the day immediately preceding such reclassification, reorganization, merger or consolidation into the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Company deliverable upon conversion of this Note would have been entitled upon such reclassification, change, consolidation, merger or conveyance; and, in any such case, appropriate adjustment (as determined by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the holder of this Note, to the end that the provisions set forth herein (including provisions with respect to changes in and other adjustments of the Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of this Note. The foregoing provisions of this subsection
(C)(2) shall similarly apply to successive reclassification, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances.

                 D.       In case at any time:

                          (1)     The Company shall declare any dividend upon,
or other distribution in respect of, its Common Stock; or

                          (2)     There shall be any capital reorganization or
reclassification of the capital stock of the Company, or a sale of all or substantially all of the assets of the Company, or a consolidation or merger of the Company with another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification), or change of then outstanding shares of Common Stock or other capital stock issuable upon the conversion of this Note (other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of subdivision or combination) or conversion of outstanding options and warrants currently outstanding; or

                          (3)     There shall be a voluntary or involuntary
dissolution; liquidation or winding-up of the Company;

         Then, in any one or more of said cases, the Company shall cause to be mailed to the registered holder of this Note at the earliest practicable time (and, in any event not less than 10 days before any record date or other date set for definitive action), written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or such reorganization, reclassification, sale, consolidation, merger or dissolution, liquidation or winding-up shall take place, as the case may be. Such notice shall also set forth such facts as shall indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Conversion Price and the kind and amount of the shares of stock and other securities and property deliverable upon the conversion of this Note. Such notice shall also specify the date as of which the holders of the Common Stock of record shall participate in said dividend, distribution or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, sale, consolidation, merger or dissolution, liquidation or winding-up, as the case may be.

                 E. The Company shall pay all documentary, stamp or other transactional taxes attributable to the issuance or delivery of shares of Common Stock upon conversion of this Note by the holder of this Note; provided, however, that the Company shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the holder of this Note, and the Company shall not be required to issue or deliver any such certificate unless and until the person requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the Company's satisfaction that such tax has been paid.

                 F. All shares of Common Stock which may be issued upon conversion of this Note will, upon issuance by the Company in accordance with the terms of this Note, be validly issued, free from all taxes and liens with respect to the issuance thereof and, subject to the payment in full, in an amount equal to the Conversion Price of such shares multiplied by the number of shares so issued, of any indebtedness of the Payee to the Company created in consideration of the issuance of this Note, fully paid and non-assessable.

                 7.       Reservation of Shares.   The Company agrees to use
its best efforts to take all actions as may be necessary (including obtaining stockholder approval) to amend its Certificate of Incorporation to increase the Company's authorized shares of Common Stock in order for the Company to have a sufficient number of authorized shares of Common Stock (after taking into account all shares reserved for issuance on the conversion of convertible securities and the exercise of outstanding options and warrants) to permit the Company to reserve for issuance out of its authorized Common Stock (in addition to shares of Common Stock reserved for issuance on the conversion and/or exercise of currently outstanding convertible securities, options and warrants) all shares issuable upon conversion of the Notes sold in the Private Placement. Thereafter, the Company covenants and agrees that, during the period within which the conversion rights contained in this Note may be exercised, the Company will at all times have authorized and reserved, solely for the purpose of such possible conversion, out of its authorized but unissued shares, a sufficient number of shares of its Common Stock to provide for the exercise in full of the conversion rights contained in this Note.

                 8.       Redemption.  (a)   Commencing on the date of the
Final Closing and until the three month anniversary of the Final Closing, the Company shall have the right to redeem all of the Notes at one hundred and ten percent (110%) of the principal amount of the Notes plus accrued and unpaid interest. In the event of the redemption of the Notes pursuant to this Section 8(a), the expiration date of the Warrants issued in the Private Placement will be adjusted as provided for in the Warrant Agreement governing the Warrants.

                          (b)     Commencing on the three month anniversary of
the Final Closing, if the Market Price (defined in clause (c) below) of the Company's Common Stock is in excess of one hundred and seventy-five percent (175%) of the Conversion Price, as in effect from time to time, the Company shall have the right to redeem all of the Notes at the principal amount of the Notes plus accrued and unpaid interest; provided however, in no event shall the Company redeem this Note pursuant to this Section 8(b) unless, on the Redemption Date, the Company has a sufficient number of authorized shares of Common Stock reserved for issuance on the conversion and/or exercise of currently outstanding convertible securities, options and warrants, including the Notes and Warrants issued in the Private Placement. For purposes of this Section 8(b), the Calculation Date shall mean a date within 15 days of the mailing of the notice of redemption.

                 (c) "Market Price" shall mean (i) the average closing bid price of the Common Stock, for twenty (20) consecutive days ending within 15 days of the Calculation Date as reported by Nasdaq, if the Common Stock is traded on the Nasdaq SmallCap Market, or (ii) the average last reported sale price of the Common Stock, for twenty (20) consecutive business days ending within 15 days of the Calculation Date, as reported by the primary exchange on which the Common Stock is traded, if the Common Stock is traded on a national securities exchange, or by Nasdaq, if the Common Stock is traded on the Nasdaq National Market, or (iii) if not so reported or traded, as determined by the Board of Directors of the Company in its reasonable discretion.

                 (d) If the conditions set forth in Section 8 are met, and the Company desires to exercise its right to redeem the Notes, it shall mail a notice of redemption ("Redemption Notice") to each of the holders of the Notes to be redeemed, first class, postage prepaid, not later than the fifteenth day before the date fixed for redemption ("Redemption Date"), at their last address as shall appear on the records of the Company. Any notice mailed in the manner provided herein shall be conclusively presumed to have been duly given whether or not the holder receives such notice.

                 (e) The Redemption Notice shall specify (i) the redemption price, (ii) Redemption Date, (iii) the place where the certificates for the Notes shall be delivered and the redemption price paid, and (iv) if applicable, that the right to convert the Notes shall terminate at 5:00 P.M. (New York time) on the business day immediately preceding the Redemption Date. No failure to mail such notice nor any defect therein or in the mailing thereof shall affect the validity of the proceedings for such redemption except as to a holder (a) to whom notice was not mailed or (b) whose notice was defective. An affidavit of the Secretary or an Assistant Secretary of the Company that notice of redemption has been mailed shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

                 (f) Any right to convert this Note shall terminate at 5:00 P.M. (New York time) on the business day immediately preceding the Redemption Date. On and after the Redemption Date, holders of the Note shall have no further rights except to receive, upon surrender of the Note, the redemption price.

         9.      Miscellaneous

                 A. The Company may consider and treat the person in whose name this Note shall be registered as the absolute owner thereof for all purposes whatsoever (whether or not this Note shall be overdue) and the Company shall not be affected by any notice to the contrary. The registered owner of this Note shall have the right to transfer it by assignment (subject to the limitations on transfer contained in the Subscription Agreement) and the transferee thereof shall, upon his registration as owner of this Note, become vested with all the powers and rights of the transferor. Registration of any new owner shall take place upon presentation of this Note to the Company at its offices, 900 N. Franklin Street, Suite 401, Chicago, IL 60610, together with a duly authenticated assignment. In case of transfer by operation of law, the transferee agrees to notify the Company of such transfer and of his address, and to submit appropriate evidence regarding the transfer so that this Note may be registered in the name of the transferee. This Note is transferable only on the books of the Company by the holder hereof, in person or by attorney, on the surrender hereof, duly endorsed. Communications sent to any registered owner shall be effective as against all holders or transferees of the Note not registered at the time of sending the communication.

                 B. Payments of interest shall be made as specified above to the registered owner of this Note. Payment of principal and interest shall be made to the registered owner of this Note upon presentation of this Note upon or after maturity. Whenever any payment to be made by the Company hereunder is stated to be due which is not a day, other than a Saturday, Sunday, legal holiday or other day on which banks are permitted or required to be closed (any such non-excluded day being a "Business Day"), the payment shall instead be due on the immediately following Business Day, and any such extension of time shall be included in the computation of the payment of interest hereunder.

                 C. This Note shall be construed and enforced in accordance with the laws of the State of New York.

                 D. The holder of this Note shall have such registration rights with respect to the shares of Common Stock issued upon the conversion of this Note, as are set forth in the Subscription Agreement.

         IN WITNESS WHEREOF, the Company has caused this Note to be signed in its name by its Chief Financial Officer.


                                      ACCUMED INTERNATIONAL, INC.


                                      By:  ____________________________________
                                           Leonard R. Prange, Chief Financial
                                           Officer and Corporate Vice President

                                CONVERSION FORM

                                        ____ To convert this Note into shares
         of Common Stock of the Company, check this box:  ____

         If you want common stock certificate, if any, made out in another person's name, fill in the form below:

________________________________________________________________________________
             (Print or type assignee's name, address and zip code)

________________________________________________________________________________
________________________________________________________________________________

________________________________________________________________________________
________________________________________________________________________________
                (insert assignee's social sec. or tax I.D. no.)


Date:____________________________

                                        Your Signature: ________________________
                                        (Sign exactly as your name appears on
                                        the fact of this Note)

Signature Guarantee*




________________________
* Signature(s) must be guaranteed by an eligible guarantor institution which is a member of a recognized signature guarantee program, i.e., Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) or New York Stock Exchange Medallion
   Signature Program (MSP).